Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

Lodgian, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-14537 (Commission File Number)	52-2093696 (I.R.S. Employer Identification No.)

3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)

(404) 364-9400
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)    Exhibits.

99.1	Press Release dated April 26, 2004, reporting results for the first quarter ended March 31, 2004.

Item 12.	Results of Operations and Financial Condition.

On April 26, 2004, Lodgian, Inc. (the “Company”) issued a press release reporting results for the first quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.

	By:	/s/ Daniel E. Ellis Daniel E. Ellis Senior Vice President, General Counsel and Secretary

Dated: April 26, 2004

3

EXHIBIT INDEX

99.1    Press Release dated April 26, 2004, reporting results for the first quarter ended March 31, 2004.